SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 9, 2003
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                               KNIGHT-RIDDER, INC.
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             (Exact name of registrant as specified in its charter)


            Florida                  1-7553               38-0723657
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 (State or other jurisdiction   (Commission File        (IRS Employer
       of incorporation)             Number)          Identification No.)


50 W. San Fernando Street, San Jose, California                    95113
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (408) 938-7700
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                                  INAPPLICABLE
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          (Former name or former address if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

              99.1    Knight-Ridder, Inc. Press Release dated April 8, 2003

ITEM 9.   REGULATION FD DISCLOSURE

          On April 8, 2003, Knight-Ridder, Inc. issued a press release regarding its estimate of its first quarter earnings outlook. A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1). The information contained in this Report on Form 8-K is furnished pursuant to Item 12.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KNIGHT-RIDDER, INC.

                                    By: /s/ MARGARET R. RANDAZZO
                                        ----------------------------------------
                                        Margaret R. Randazzo
                                        Vice President and Controller

Dated:  April 9, 2003


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                                  EXHIBIT INDEX

Exhibit
Number         Name
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99.1           Press Release of Knight-Ridder, Inc. dated April 8, 2003.


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